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                                                                   EXHIBIT 10.12


                          FORM OF LOCK-UP AGREEMENT

                                March __, 2005

Friedman, Billings, Ramsey & Co., Inc.
1001 Nineteenth Street North, 18th Floor
Arlington, Virginia 22209

Ladies and Gentlemen:

        The undersigned understands and agrees as follows:

        1. Friedman, Billings, Ramsey & Co., Inc. ("FBR") proposes to enter into a Purchase/Placement Agreement (the "Purchase Agreement") with Vintage Wine Trust Inc., a Maryland corporation (the "Company"), Vintage Wine Trust LP, a Delaware limited partnership and VWP, LLC, a Delaware limited liability company, dated in March, 2005, providing for (a) the initial purchase by FBR of shares of the Company's common stock, $0.01 par value per share, and the resale of such shares by FBR to certain eligible purchasers, (b) the direct sale by the Company of shares of its common stock to certain accredited investors, and (c) an option for FBR to purchase or place additional shares of the Company's common stock either for resale by FBR to certain eligible purchasers or for direct sale by the Company to certain accredited investors (all of such shares of the Company's common stock are collectively referred to as the "Shares" and the transactions referred to in (a), (b) and (c) above are collectively referred to as the "Offering"), in each case, in transactions exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act").

        2. In connection with the Offering and pursuant to the terms of a Registration Rights Agreement to be entered into in connection with the closing of the Offering, the Company has agreed to file with the Securities and Exchange Commission one or more registration statements under the Securities Act providing for the resale of the Shares.

        3. In recognition of the benefit that the Offering will confer upon the undersigned, the ability to participate in a directed share program, as applicable, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the undersigned, the undersigned hereby agrees that, without the prior written consent of FBR (which consent may be withheld or delayed in FBR's sole discretion), he, she or it will, subject to certain rights described below, refrain during the period commencing on the date of the Purchase Agreement and continuing until the date that is the later of: (x) 240 days after the Closing Time (as defined in the Purchase Agreement); and (y) 90 days after the effective date of the Company's shelf registration statement that provides for the resale of the Shares, from (i) offering, pledging, selling, contracting to sell, selling any option or contract to purchase, purchasing any option or contract to sell, granting any option, right or warrant for the sale of, lending or otherwise disposing of or transferring, directly or indirectly, any equity securities of the Company, or any securities convertible into or exercisable or exchangeable for equity securities of the Company, (ii) entering into any swap or other arrangement that transfers to another, in whole or in part, directly or indirectly, any of the economic consequences of ownership of equity securities of the Company, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of common stock of the Company or such other securities, in cash or otherwise or (iii) publicly announcing any intention to do any of the foregoing.

        Notwithstanding the foregoing, subject to applicable securities laws and the restrictions contained in the Company's charter, the undersigned may transfer any securities of the Company (including, without limitation, common stock) as follows: (i) as a bona fide gift or gifts, provided that the donee or
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donees thereof agree to be bound in writing by the restrictions set forth herein; (ii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that the trustee of the trust agrees to be bound in writing by the restrictions set forth herein; (iii) as a distribution to stockholders, partners or members of the undersigned, provided that such stockholders, partners or members agree to be bound in writing by the restrictions set forth herein; (iv) any transfer required under any benefit plans or the Company's charter; (v) as collateral for any loan, provided that the lender agrees in writing to be bound by the restrictions set forth herein; (vi) with respect to sales of securities acquired after the Closing Time (other than securities acquired from the Company or securities subject to restrictions similar to those set forth herein) or (vii) to an executor or heir in the event of the death of the undersigned, provided that any such executor and heir agree to be bound in writing by the restrictions set forth herein. For purposes of this Lock-Up Agreement, "immediate family" shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.

        For the avoidance of doubt, nothing contained herein shall prevent the undersigned from, or restrict the ability of the undersigned to, (i) purchase common stock or other securities of the Company or (ii) exercise any options or other convertible securities granted under any benefit plan of the Company.

        4. The undersigned acknowledges that FBR is relying on the agreements of the undersigned set forth herein in making its decision to enter into the Purchase Agreement, to continue its efforts in connection with the Offering and, as applicable, to permit the undersigned to participate in a directed share program. The undersigned further agrees that this Lock-Up Agreement is irrevocable and will be binding upon the undersigned and the respective successors, executors, heirs, personal representatives and permitted assigned of the undersigned.

        5. The undersigned agrees and consents to the entry of a stop transfer instruction with the Company's transfer agent and registrar against the transfer of any securities of the Company other than in compliance with the terms of this Lock-Up Agreement.

        6. This Lock-Up Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflict of laws.

        7. This Lock-Up Agreement may be executed in one or more counterparts and delivered by facsimile, each of which shall be deemed to be an original but all of which shall constitute one and the same agreement.


                           [SIGNATURE PAGE FOLLOWS]


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        IN WITNESS WHEREOF, the undersigned has executed this Lock-Up
Agreement, or caused this Lock-Up Agreement to be executed, as of the date first written above.


                                        Very truly yours,

                                        _______________________
                                        Name:
                                        Title:

                                        _______________________

                                        _______________________

                                        (Address)


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